                                                                   EXHIBIT 99.01


                      REPRESENTATIVE AGREEMENT AND LICENSE


         THIS REPRESENTATIVE AGREEMENT AND LICENSE (the "Agreement") is entered into and made effective as of September 1, 1998, (the "Effective Date") between SystemSoft Corporation, a Delaware corporation with its principal place of business at One Innovation Drive, Natick, Massachusetts 01760 ("SystemSoft") and Insyde Software, Inc., a Delaware corporation with its principal place of business at One Innovation Drive, Natick, Massachusetts 01760 (hereinafter called the "Representative").

         WHEREAS, SystemSoft is engaged in the development and marketing of computer software and related services that it wishes to market to personal computer manufacturers ("OEMs"), independent software vendors ("ISVs"), independent hardware vendors ("IHVs"), and corporate accounts ("Corporate Accounts"); and

         WHEREAS, pursuant to the Asset Purchase and License Agreement (the "Asset Purchase and License Agreement") being entered into contemporaneously with this Agreement the Representative is acquiring the BIOS Business of SystemSoft (as defined in the Asset Purchase and License Agreement); and

         WHEREAS, the Representative will, as of the Effective Date, be engaged in marketing computer software and related services to OEMs and wishes to represent SystemSoft in a defined area of the world as provided for in this Agreement;

         NOW, THEREFORE, SystemSoft and the Representative agree as follows:

         1.       DEFINITIONS. In this Agreement:

                  (a) "Confidential Information" shall mean (i) all information obtained by the Representative on or after the Effective Date relating to the business of SystemSoft that is not generally available to the public and includes, but is not limited to, confidential sales forecasts, sales prospects information, marketing strategies and product information of SystemSoft and actual and prospective customers of SystemSoft and (ii) documents, models and other tangible items containing or relating to such information.

                  (b) "Representative Licensed Products" shall mean SystemSoft's Products set out in Exhibit B.

                  (c) "Person" shall mean any governmental authority, individual, corporation, limited liability company, partnership, trust or other entity.

                  (d) "Products" shall mean Representative Licensed Products, Representative Products and Purchased Products.

                  (e) "Representative Products" shall mean any product, good or service manufactured or provided by the Representative including, but not limited to Purchased



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Products.

                  (f) "Purchased Products" shall mean the products set out in Exhibit A.

                  (g) "Sales Territory" shall mean all of Europe, Asia and the Pacific, excluding Japan and as may be further limited in Exhibit B of this Agreement.

                  (h)      "PC Card Products" shall mean the following products:
CardSoft DOS, CardWizard 3.1, CardWorks 95 and 98, CardWizard NT, and PowerProfiler NT.

                  (i) "BIOS Product" shall mean a Representative Product including a system BIOS.

         2.       APPOINTMENT OF REPRESENTATIVE.

                  SystemSoft hereby appoints the Representative as its sales representative in various sales territories. The exclusive or non-exclusive status of the Representative, the non-exclusive or exclusive status of each Representative Licensed Product in each geographical territory of the world is described in Exhibit B. Representative shall devote its diligent efforts to market, promote, and license the Representative Licensed Products. Representative hereby accepts such appointment and agrees to act as the representative of SystemSoft in accordance with the terms of this Agreement. At any time that the Representative has not made the payments required under
Section 4(c)(ii) of the Asset Purchase and License Agreement, the exclusive status of Representative for the products specified in Exhibit B shall become nonexclusive.

         3.       GRANT OF LICENSE.

                  (a) SystemSoft hereby grants to Representative a non-transferable license to use the Representative Licensed Products, including the limited right to modify the source code and distribute such modified code to customers of SystemSoft, for the sole purpose of providing customization, maintenance, support and services to SystemSoft's customers as specified in this Agreement. All modified source code and derivatives thereof shall still be deemed the sole property of SystemSoft and shall be provided to SystemSoft within 5 days of their release to a customer.

         (b) This Agreement is made expressly subject to the Exclusive Representative Agreement currently in effect between SystemSoft and Pacific SystemSoft KK for the territory of Japan.






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         4.       DUTIES OF THE REPRESENTATIVE.

                  (a) The Representative will solicit orders for the pertinent Representative Licensed Products from OEMs, ISVs, and IHVs in the Sales Territory, with the sole exception being that Representative shall be authorized to solicit orders for SystemWizard and Aspen in the Sales Territory only from OEMs. Representative shall license the Representative Licensed Products in accordance with the license fees set forth in the SystemSoft's OEM Price List then currently in effect. Representative is authorized to vary the license fees a maximum of 20% from the SystemSoft OEM Price List then currently in effect. Any variance of greater than 20% requires the advance written authorization of SystemSoft, except that Representative also may vary the license fee for a particular product to a particular customer by 10% from the most recent price in effect for that product to that customer.

                  (b) In the case of the transactions specified in Section 5(a)(ii), and for all PC Card and MobileAssist products, Representative shall act as the agent of SystemSoft and license the Representative Licensed Products. In the case of PC Card Products licensed outside the Sales Territory, the Representative shall not quote a price for a PC Card Product to any Person who was an existing licensee of such product as of the Effective Date without the prior approval of such price by SystemSoft. The preceding sentence shall not apply following the sale of or the granting of a right to license with respect to such PC Card Product to Phoenix Technologies Ltd., or American Megatrends, Inc., or any subsidiary of either, by SystemSoft, or following any "Change of Control" of SystemSoft. For purposes of Sections 4(b) and 4(c), a "Change of Control" means any time at which fifty percent (50%) or more of the voting stock of SystemSoft is held, legally or beneficially, by either Phoenix Technologies Ltd., or American Megatrends, Inc., or any subsidiary of either.

                  (c) If at any time while this Agreement is in effect, Phoenix Technologies Ltd., or American Megatrends, Inc., or any subsidiary of either, shall come to have the right to license MobileAssist products in Asia and the Pacific, or in the event of a Change of Control of SystemSoft, SystemSoft shall immediately pay to the Representative in cash an amount equal to twenty-five percent (25%) of the maximum remaining Earn-Out Amount to which SystemSoft could be entitled under the Asset Purchase and License Agreement. If at any time while this Agreement is in effect, Phoenix Technologies Ltd., or American Megatrends, Inc., or any subsidiary of either, shall come to have the right to license any PC Card Product, or in the event of a Change of Control of SystemSoft, or if SystemSoft no longer supports one or more of the PC Card Products, or if SystemSoft assigns this Agreement to Phoenix Technologies Ltd., or American Megatrends, Inc., or any subsidiary of either, the Representative shall thereupon have an irrevocable license to continue sublicensing PC Card Products until the license fees paid or payable to SystemSoft (or its assignee) under Section 5(a) with respect to PC Card Products are equal, on a cumulative basis, to $250,000, following which time this sentence shall no longer apply.




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                  (d)      The Representative will diligently and in a
professional manner promote the licensing of, and attempt to stimulate interest in, the Representative Licensed Products in the Sales Territory.

                  (e) The Representative will collect all payments due with respect to the transactions described in Section 5(a)(ii).

         5.       COMMISSIONS.

                  (a)      (i)      For services performed under this Agreement,
the Representative shall be compensated according to the schedule set out in Exhibit B and this subsection (a).

                           (ii)     In the case of a license transaction that
includes a PC Card and/or MobileAssist product and a Representative Product, the Representative shall price PC Card and MobileAssist separately from the Representative Product and pay to SystemSoft for license transactions within the Territory the amount set out in Exhibit B and for license transactions outside of the Territory sixty percent (60%) of all payments collected by the Representative for PC Card and/or MobileAssist, and shall be entitled to retain the remaining forty percent (40%) as a commission, except that for sale or license transactions involving embedded products combining CardSoft and a Representative Product, a single combined price may apply, in which case sixty-seven percent (67%) of the sale price or license fee for the transaction shall be allocated to the Representative Product and thirty-three percent (33%) shall be allocated to CardSoft.

                  (b) Amounts due to either party under this Section 5 shall be paid quarterly, within thirty (30) days following the end of each calendar quarter (net of any withholding required by law), by wire transfer to a bank designated in writing by the receiving party. All payments shall be made in US dollars.

                  (c) The Representative hereby guarantees that the aggregate amount payable by the Representative to SystemSoft under Section 5(a)(ii) by January 31, 1999 will be at least $125,000, of which $62,500 shall be paid by the Representative at the Closing of the Asset Purchase and License Agreement as specified in Section 4(b) thereof. In the event that the additional amount payable by January 31, 1999 is less than $62,500, the Representative will pay that shortfall amount to SystemSoft by January 31, 1999. All amounts paid under this subsection (c) shall be credited against the payments next due from the Representative to SystemSoft under this Agreement.

         6. BUSINESS PLANNING AND REPORTING. Each month, Representative shall provide SystemSoft with a sales forecast for the coming month in a mutually agreeable format. At least once each calendar quarter, SystemSoft and Representative will meet to discuss product development, marketing plans, joint programs and customer service and support issues to facilitate the successful implementation of this Agreement.



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         7.       NO AGENCY RELATIONSHIP.

                  (a) Except as provided in subsection (b) of this Section 7, nothing contained in this Agreement shall be deemed to constitute the Representative as the agent of SystemSoft for any purpose, and the Representative will not have, and will not hold itself out as having, authority to create or incur any obligation or responsibility in the name or on behalf of SystemSoft. The Representative acknowledges that it is, and shall remain, an independent contractor and that SystemSoft and the Representative are not joint venturers or partners.

                  (b) SystemSoft hereby designates Representative as its agent, exclusively for purposes of licensing Representative Licensed Products on behalf of SystemSoft, in the Sales Territory in the transactions described in
Section 5(a), and outside of the Sales Territory, on a nonexclusive basis, in other license transactions that include both a PC Card product and a BIOS product. Representative shall license the Representative Licensed Products, except for SystemWizard and Aspen, using a form master license agreement preapproved in advance by SystemSoft. Such agreement shall contain a provision making SystemSoft a third party beneficiary for the purpose of enforcing all of its rights in the Representative Licensed Products, including but not limited to its right to collect payment of license fees. Representative hereby stipulates that it will cooperate fully with SystemSoft in the enforcement of its right in any agreement with any licensee of Representative Licensed Products.

         8. EXPENSES OF REPRESENTATIVE. All expenses and disbursements incurred by the Representative in carrying out this Agreement will be borne wholly and completely by the Representative. The Representative will have the right to appoint, and will solely be responsible for, its own sales persons, employees, agents, and representatives, who will be at the Representative's own risk, expense, and supervision, and who will not have any claim against SystemSoft for compensation or reimbursement. Expenses incurred by the Representative on behalf of SystemSoft such as translations, seminars, brochure production and press releases which the Representative desires to be reimbursed by SystemSoft shall be approved in advance by SystemSoft.

         9.       OBLIGATIONS OF THE PARTIES. SystemSoft will:

                  (a) Designate one employee as the primary contact with the Representative for all business issues and designate one employee as the primary contact with the Representative for all technical support.

                  (b) Provide written response to the Representative's technical questions within two (2) business days.

                  (c) Provide the Representative with copies of SystemSoft's current sales and marketing literature.





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                  (d)      Provide personnel of the Representative with
semi-annual Product and SystemSoft policy training at SystemSoft's offices in the United States. The Representative will pay its own expenses for travel to and from, and accommodations for, training by SystemSoft.

                  (e) Provide the Representative with contact information for all inquiries from prospective customers in the Sales Territory that contact SystemSoft directly concerning the Products.

         10.      NONDISCLOSURE AND NONCOMPETITION.

                  (a) The Representative agrees that it will not disclose, transfer or otherwise make available to any Person the Confidential Information furnished to it by SystemSoft or any actual or prospective customer of SystemSoft in connection with the performance of the Representative's duties under this Agreement. The Representative will return to SystemSoft, promptly after the expiration or termination of this Agreement, all written material, including, without limitation, all Product source codes, furnished to the Representative by SystemSoft in connection with the performance by the Representative of its duties under this Agreement. The obligations of the Representative under this Section 10 will survive the expiration or termination with or without cause of this Agreement.

                  (b) While this Agreement is in effect, and except as contemplated by this Agreement, Representative shall not, directly or indirectly, for its own account or as an agent, employee, officer, director, trustee, consultant or member, partner, shareholder or other equity holder of any Person, engage in any business relating to any Representative Licensed Products as to which Representative is SystemSoft's exclusive sales agent, anywhere in the world.

         11.      TERM; TERMINATION.

                  (a) This Agreement will remain in effect for a term of three (3) years ending August 31, 2001. Unless otherwise terminated pursuant to subsection (c), this Agreement shall automatically renew each year thereafter for an additional term of twelve (12) months.

                  (b) Either party shall, without prejudice to any other remedies, have the right to terminate this Agreement for cause by notice in writing to the other party at any time upon the occurrence of one or more of the following events:

                           (i)      Insolvency of the other party;

                           (ii) Filing of a voluntary or involuntary petition by or against the other party in bankruptcy or for reorganization or arrangement;





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                           (iii)    Appointment of a receiver or trustee for the
                                    other party;

                           (iv)     Execution by the other party of an
                                    assignment for the benefit of creditors;

                           (v)      Dissolution of the other party; or

                           (vi) The other party violates or fails to perform any agreement, obligation, term or condition of this Agreement and that violation or failure to perform is not corrected within thirty (30) days following receipt of written notice thereof.

                  (c) Either party may terminate this Agreement at the expiration of its current term by notifying the other party of its election to terminate not later than ninety (90) days before such expiration date.

                  (d) Upon the termination of this Agreement, other than a termination by SystemSoft for cause under Section 11(b), SystemSoft shall pay thereafter to Representative the commissions specified in Section 5 with respect to (i) all transactions for which contracts were executed prior to such termination, and (ii) all transactions for which contracts are executed after such termination, but in each case only to the extent that cash is received by or for SystemSoft or any representative or agent or affiliate of SystemSoft on account of such transactions within six (6) months following such termination.

         12. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of The Commonwealth of Massachusetts, U.S.A. The parties both hereby expressly submit themselves to the non-exclusive jurisdiction of the federal and state courts in The Commonwealth of Massachusetts for the determination of any controversy arising under or in connection with the Agreement and hereby waive personal service of any summons, complaint or other process in any action in any such court and agree that all service thereof may be made by certified mail, return receipt requested. In the event that any provision of this Agreement is violated, the breached party will be entitled to injunctive relief from further or continued violation of any such provision, and an order to that effect may be made pending litigation as well as upon the final determination thereof.

         13. NOTICES. All notices and other communications required or permitted to be given hereunder shall be given in writing and addressed to a party at its address set forth herein above or to such other address as such party may specify by written notice to the other party and shall be delivered in person or sent by facsimile transmission or other electronic means of written communication and confirmed in writing via an internationally recognized courier service. Notices and communications which are sent by facsimile transmission or other electronic means of written communication shall be deemed effective on the day the





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communication is sent, provided that if the communication is not sent during the business hours of the addressee the communication shall be deemed effective on the business day of the addressee next following the day on which the communication was sent.

         14. COMPLETE AGREEMENT; WAIVERS AND AMENDMENTS. This Agreement contains the full understanding of the parties with respect to the subject matter hereof and supersedes all prior understandings relating thereto. No waiver or modification of any of the provisions hereof will be binding unless made in writing and signed by the parties by their respective officers thereunto duly authorized.

         15. ASSIGNABILITY. This Agreement, and the rights and liabilities created by or arising under this Agreement, shall be assignable by the Representative with the prior written consent of SystemSoft, except that the Representative may assign this Agreement, and the rights and liabilities created by or arising under this Agreement, to Insyde Software Corp. (the Taiwan corporation that is the parent corporation of the Representative) without the consent of SystemSoft. Upon such assignment and the assumption by the assignee of the Representative's obligations and liabilities hereunder, all of the rights, title, and interest of, and the liabilities and obligations of, the Representative created by or arising under this Agreement shall thereupon cease and be of no further force and effect whatsoever with respect to the Representative, and shall vest instead in the Representative's assignee. This Agreement, and the rights and obligations created by or arising under this Agreement, may be assigned by SystemSoft.

         16. LANGUAGE. This Agreement is written and executed in the English language. If this Agreement is translated into any other language, in the event of a difference in meaning between the English and non-English text, the English text shall govern.

         In witness whereof, the parties have executed this Agreement as of the date first above written.




                                   INSYDE SOFTWARE, INC.


                                   By /s/ Jonathan Joseph,     President
                                      --------------------------------------
                                                                 Title


                                   SYSTEMSOFT CORPORATION


                                   By /s/ Frank A. Sola,          CEO
                                      --------------------------------------
                                                                 Title





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                                    EXHIBIT A

                               PURCHASED PRODUCTS


         1. All BIOS software, source code and object code, including (without limitation) the VGA BIOS; all system set up software, source code, and object code, except for the Licensed Products.

         2. All power management and smart battery software, source code and object code, except for the Licensed Products.

         3. All ACPI software, firmware and development tools, source code, and object code, including ACPI Builder.

         4. All keyboard controller/embedded controller software, source code, and object code.

         5.       Source code and object code versions of SystemProfiler (Win
                  SCU) and Smart Battery Software System.

         6.       Source code and object code versions of PowerProfiler Win 95.

         7. All tools, utilities, documentation and sales materials directly related to or used with all of the items above.






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                                    EXHIBIT B


---------------------------------------------------------------------------------------------
 TERRITORY        PRODUCT          COM %      COM %    EXCLUSIVE        NON           SOURCE
                                 ASIA PAC    EUROPE   IN TERRITORY  EXCLUSIVE IN       CODE
A = ASIAPAC                                                           TERRITORY      INCLUDED
E = EUROPE
---------------------------------------------------------------------------------------------

  A and E       CardSoft DOS        40         20          A              E            Yes
---------------------------------------------------------------------------------------------
  A and E        CardWizard         40         20          A              E            Yes
                    3.1
---------------------------------------------------------------------------------------------
  A and E        CardWorks          40         20          A              E            Yes
                 95 and 98
---------------------------------------------------------------------------------------------
  A and E      PowerProfiler        40         20          A              E            Yes
                     NT
---------------------------------------------------------------------------------------------
  A and E        CardWizard         40         20       A for 12          E            Yes
                     NT                                  Months      A after 12
                                                                       months
---------------------------------------------------------------------------------------------
  A and E       MobileAssist        40         40                      A and E          No
                  Products
---------------------------------------------------------------------------------------------
  A and E       SystemWizard        20         20                      A and E          No
---------------------------------------------------------------------------------------------
  A and E          Aspen            20         20                      A and E          No
---------------------------------------------------------------------------------------------







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